SEMI ANNUAL REPORT

February 28, 1999




TEMPLETON EMERGING
MARKETS INCOME FUND, INC.


[LOGO]FRANKLIN TEMPLETON

PAGE


[LOGO]CELEBRATING 50 YEARS

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do investment company share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.

PAGE


SHAREHOLDER LETTER

-------------------------------------------------------------------------------
Your Fund's Goal: Templeton Emerging Markets Income Fund seeks high current income, with a secondary goal of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries.
-------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present this semiannual report of Templeton Emerging Markets Income Fund, which covers the six months ended February 28, 1999. Early in the reporting period, the adverse effects of Japan's faltering economy, the devaluation of the Russian ruble, and Russia's default on domestic debt, prompted many investors to flee emerging markets. However, after the U.S. Federal Reserve Board lowered interest rates and the International Monetary Fund
(IMF) announced emergency aid for Brazil, many of these markets recovered temporarily. But investor concern was renewed in January when severe loss of foreign capital drove Brazil's government to devalue the real, then allow it to


CONTENTS

Shareholder Letter ..............   1

Important Notice
to Shareholders .................   5

Performance Summary .............   8

Financial Highlights &
Statement of Investments ........   9

Financial Statements ............  13

Notes to Financial
Statements ......................  16


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 10 of this report.

                                 FUND CATEGORY
                                [GRAPH] PYRAMID


                                     GLOBAL
                                     GROWTH
                                GROWTH & INCOME
                                     INCOME
                                TAX-FREE INCOME


PAGE

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/99


[PIE CHART]

[THIS CHART SHOWS IN PIE FORMAT THE GEOGRAPHIC DISTRIBUTION BREAKDOWN OF SECURITIES IN TEMPLETON EMERGING MARKETS INCOME FUND ON FEBRUARY 28, 1999, BASED ON TOTAL NET ASSETS.]


Latin America            65.4%
Asia                     17.1%
Europe                    8.8%
Other                     4.9%
Short-Term
Investments &
Other Net Assets         3.8%




float, contributing to an 8.8% decline of Brazil's debt market(1). However, reassuring statements by Venezuela's president-elect Hugo Chavez, and an upgrade of South Korea's credit rating, by Standard and Poor's(R), helped stabilize some emerging bond markets toward the end of the period.

The best performers in the J.P. Morgan Emerging Market Bond Index Plus (EMBI+) during the reporting period were bonds issued by the Bulgarian, South Korean and Venezuelan governments, while Ecuadorian and Russian government bonds performed poorly as weak oil prices hurt Ecuador's export revenue and Russia's economy worsened. Despite the high volatility of emerging debt markets in the period under review, the Fund delivered a six-month cumulative total return of +25.98% in market-price terms, and +23.11% in net asset value terms, as shown in the Performance Summary on page 8. The EMBI+, which measures performance of external debt instruments(2) in emerging markets, delivered a total return of +17.86%
for the same period.(3)

On February 28, 1999, the Fund's largest regional exposure was Latin America, representing 65.4% of total net assets. Top country holdings were Mexico (22.3%) and Argentina (18.2%). We focused on these two countries during the period largely because their governments reduced spending, raised domestic interest rates and restructured their banking sectors. In our opinion, these actions helped defend the economies of these countries against falling global commodity prices and other external pressures. During the reporting period, we reduced the


1. Source: Bloomberg.

2. External debt instruments are bonds or loans owed by governments or private companies to foreign creditors, which may include governments such as the U.S., banks such as J.P. Morgan, multilateral lending agencies such as the IMF, and foreign bondholders such as Templeton.

2

PAGE


Fund's Brazilian exposure and held bonds there with relatively short maturities, which were generally less sensitive to interest rate movements and market uncertainty. The Fund's weighting in Russia remained low, but we increased its holdings of Bulgarian bonds. These delivered a +53.20% cumulative total return for the six months under review.(3) Because of market volatility, the Fund was invested primarily in sovereign eurobonds selected for their relative liquidity, while Brady bonds and corporate eurobonds represented lesser portions of the portfolio. Finally, in attempting to minimize currency exchange risk, we held approximately 98% of the Fund's total net assets in U.S. dollar-denominated instruments during the period.

Looking forward, we are optimistic about potential long-term prospects for emerging debt markets. In Europe, developing countries could benefit if their governments adopt economic measures aimed at meeting criteria for admittance to the European Monetary Union, and in Asia, structural reforms have begun to help some developing economies to recover from the steep contractions of 1998. If Asian industrial production increases, we believe the outlook for Latin American economies dependent on commodity exports could also improve. However, in the near term, Brazil's government may be forced to maintain high interest rates to contain inflation, potentially slowing its economy and contributing to market volatility. We will, therefore, continue our efforts to pursue a defensive credit and duration posture until emerging debt markets demonstrate increased stability. In general, we will maintain our focus on countries we feel are making structural reform progress and adhering to prudent fiscal and monetary management policies.


  TOP 10 COUNTRIES REPRESENTED IN THE FUND*
  2/28/99

[THIS TABLE LISTS THE TOP 10 COUNTRIES REPRESENTED IN THE FUND* OF TEMPLETON EMERGING MARKETS INCOME FUND AS OF FEBRUARY 28, 1999, BASED ON TOTAL NET ASSETS.]

                    % OF TOTAL
  COUNTRY           NET ASSETS
------------------------------
  Mexico                 22.3%
  Argentina              18.2%
  Brazil                 10.6%
  Turkey                  8.4%
  Venezuela               8.0%
  Bulgaria                5.3%
  United States           4.9%
  Philippines             4.5%
  Ecuador                 4.1%
  Indonesia               4.1%

* Does not include short-term investments and other net assets.

3. Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities Inc. Performance includes reinvested interest. An index is an unmanaged group of securities used to measure market performance. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                                               3

PAGE


In our opinion, the underlying value of securities from such countries may increase as a result of better economic performance and creditworthiness.

Of course, investments in foreign securities involve special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections.

This discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,

Portfolio Management Team
Templeton Emerging Markets Income Fund, Inc.



4

PAGE


IMPORTANT NOTICE TO SHAREHOLDERS

-------------------------------------------------------------------------------
EURO RISK. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers, which the Fund may hold in its portfolio, and their impact on Fund performance. To the extent the Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 ISSUE. The Fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by the investment manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend
-------------------------------------------------------------------------------
                                                                               5

PAGE

-------------------------------------------------------------------------------
payments, securities pricing, shareholder account services, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

WHEN EVALUATING CURRENT AND POTENTIAL PORTFOLIO POSITIONS, YEAR 2000 IS ONE OF THE FACTORS THE FUND'S INVESTMENT MANAGER CONSIDERS.

The investment manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The investment manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. Of course, the Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its investment manager may have no control. If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the Fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances
-------------------------------------------------------------------------------
6

PAGE

-------------------------------------------------------------------------------
from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

PORTFOLIO MANAGEMENT. Templeton Investment Counsel, Inc. (Investment Counsel), through its Templeton Global Bond Managers division (Global Bond Managers) is the Fund's investment manager. Together, Investment Counsel and its affiliates manage over $211 billion in assets. Since January 1999, a team from Global Bond Managers is responsible for the day-to-day management of the Fund.
-------------------------------------------------------------------------------

                                                                               7

PAGE


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities and the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

Price and Distribution Information (9/1/98 - 2/28/99)

                               CHANGE        2/28/99        8/31/98
--------------------------------------------------------------------
Net Asset Value                +$1.49        $  10.95        $  9.46
Market Price (NYSE)            +$1.50        $ 9.6250        $8.1250


                               DISTRIBUTIONS
------------------------------------------------
Dividend Income                $0.62



PERFORMANCE

                                                                      INCEPTION
                                    6-MONTH   1-YEAR      5-YEAR      (9/23/93)
-------------------------------------------------------------------------------
Cumulative Total Return(1)
Based on change in
net asset value                    +23.11%     -12.18%     +27.78%     +33.47%
Based on change in
market price                       +25.98%     -17.36%     +17.08%     +10.74%


Average Annual Total Return(2)
Based on change in
net asset value                    +23.11%     -12.18%      +5.03%      +5.45%
Based on change in
market price                       +25.98%     -17.36%      +3.20%      +1.89%


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

Past expense reductions by the Fund's manager and shareholder servicing agent increased the Fund's total returns. If they had not taken this action, the Fund's total returns would have been lower.

-------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------

Past performance is not predictive of future results.

8


PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Highlights

                                      SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                      FEBRUARY 28, 1999      --------------------------------------------------------------------
                                         (UNAUDITED)           1998           1997            1996           1995         1994+
                                      -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding
  throughout the period)
Net asset value, beginning of
period..........................               $9.46           $14.33          $12.92          $11.52        $12.35        $14.02
                                      -------------------------------------------------------------------------------------------
Income from investment
  operations:
 Net investment income..........               .62               1.22            1.18            1.24          1.33          1.18
 Net realized and unrealized
   gains (losses)...............              1.49              (4.85)           1.47            1.40          (.92)        (1.77)
                                      -------------------------------------------------------------------------------------------
Total from investment
  operations....................              2.11              (3.63)           2.65            2.64           .41          (.59)
                                      -------------------------------------------------------------------------------------------
Underwriting expenses deducted
  from capital..................                --                 --              --              --            --          (.03)
                                      -------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income..........              (.62)             (1.24)          (1.24)          (1.24)        (1.24)        (1.00)
 Net realized gains.............                --                 --              --              --            --          (.05)
                                      -------------------------------------------------------------------------------------------
Total distributions.............              (.62)             (1.24)          (1.24)          (1.24)        (1.24)        (1.05)
                                      -------------------------------------------------------------------------------------------
Net asset value, end of
  period........................            $10.95              $9.46          $14.33          $12.92        $11.52        $12.35
                                      ============================================================================================

Total Return*
 Based on market value per
   share........................            25.98%           (33.52)%          22.11%          23.73%       (4.28)%       (9.71)%
 Based on net asset value per
   share........................            23.11%           (27.44)%          22.20%          24.31%         3.82%       (4.55)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's).......................          $521,518           $450,329        $682,212        $614,951      $548,448      $587,954
Ratios to average net assets:
 Expenses.......................             1.18%**            1.18%           1.19%           1.09%          .81%          .86%**
 Expenses, excluding waiver and
   payments by affiliate........             1.18%**            1.18%           1.19%           1.20%         1.28%         1.25%**
 Net investment income..........            11.54%**            9.01%           8.62%          10.14%        11.79%         9.66%**
Portfolio turnover rate.........            27.84%            122.92%         266.79%          77.90%        58.73%        91.73%

*Total return is not annualized.
**Annualized.
+For the period September 23, 1993 (commencement of operations) to August 31, 1994.
                       See Notes to Financial Statements.
                                                                               9

PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED)

                                                               PRINCIPAL
                                                                AMOUNT*                VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 96.2%
ARGENTINA 18.2%
Bridas Corp., Yankee, 12.50%, 11/15/99......................  $12,600,000           $ 12,946,500
Republic of Argentina:
  9.25%, 2/23/01............................................   31,380,000             29,928,675
  8.75%, 5/09/02............................................   16,600,000             14,624,600
  11.00%, 10/09/06..........................................    4,575,000              4,154,672
  Reg S, 11.75%, 2/12/07....................................   13,180,000  ARS        10,877,851
  11.375%, 1/30/17..........................................    9,400,000              8,536,375
  9.75%, 9/19/27............................................   16,900,000             13,646,750
                                                                                    ------------
                                                                                      94,715,423
                                                                                    ------------
BRAZIL 10.6%
Companhia Paranaense de Energia-Copel, 9.75%, 5/02/05.......    5,700,000              4,014,157
Globo Communicacoes Participacoes Ltd., 10.625%, 12/05/08...    7,000,000              3,867,500
Republic of Brazil:
  9.375%, 4/07/08...........................................   18,400,000             13,018,000
  FRN, L, 6.688%, 4/15/12...................................   18,275,000              8,886,219
  8.00%, 4/15/14............................................   12,541,618              7,252,326
  10.125%, 5/15/27..........................................   28,580,000             18,362,650
                                                                                    ------------
                                                                                      55,400,852
                                                                                    ------------
BULGARIA 5.3%
Republic of Bulgaria:
  FRN, 6.563%, 7/28/11......................................   28,830,000             19,730,675
  FRN, 5.875%, 7/28/24......................................   11,490,000              8,078,964
                                                                                    ------------
                                                                                      27,809,639
                                                                                    ------------
ECUADOR 4.1%
Republic of Ecuador:
  144A, 11.25%, 4/25/02.....................................    8,250,000              6,187,500
  Reg S, 11.25%, 4/25/02....................................   19,725,000             14,793,750
  FRN, 6.00%, 2/28/25.......................................    1,000,000                457,500
                                                                                    ------------
                                                                                      21,438,750
                                                                                    ------------
INDIA .1%
Essar Steel Ltd.:
  144A, FRN, 7.635%, 7/20/99................................      370,000                268,250
  Reg S, FRN, 7.635%, 7/20/99...............................      495,000                358,875
                                                                                    ------------
                                                                                         627,125
                                                                                    ------------

 10

PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                               PRINCIPAL
                                                                AMOUNT*                VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDONESIA 4.1%
PT Astra International, 9.75%, 4/29/01......................  $ 6,150,000           $  2,121,750
PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07.......   16,375,000              9,006,250
PT Indah Kiat Pulp & Paper Corp., 144A, 8.875%, 11/01/00....    4,840,000              3,509,000
PT Inti Indorayon Utama, 9.125%, 10/15/00...................    6,830,000              1,366,000
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01...........    8,000,000              5,320,000
                                                                                    ------------
                                                                                      21,323,000
                                                                                    ------------
JAMAICA .9%
Government of Jamaica, Reg S, 9.625%, 7/02/02...............    5,500,000              4,867,500
                                                                                    ------------
MEXICO 22.3%
Banco Nacional Obra Serv., 9.625%, 11/15/03.................    3,500,000              3,447,500
Bepensa SA, 144A, 9.75%, 9/30/04............................    6,950,000              6,220,250
Cemex SA, 144A, 10.75%, 7/15/00.............................    6,440,000              6,665,400
Nacional Financiera Sociedad Nacional De Credito, 9.70%,
  3/12/02...................................................    5,850,000              5,798,813
Petroleos Mexicanos, 144A, 9.375%, 12/02/08.................    5,280,000              5,253,600
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....    8,300,000              6,806,000
United Mexican States:
  9.75%, 2/06/01............................................    8,230,000              8,425,463
  9.875%, 1/15/07...........................................   19,880,000             19,308,450
  8.625%, 3/12/08...........................................   23,965,000             21,328,850
  11.375%, 9/15/16..........................................   30,020,000             30,612,895
  11.50%, 5/15/26...........................................    2,000,000              2,108,500
                                                                                    ------------
                                                                                     115,975,721
                                                                                    ------------
PERU .2%
Republic of Peru, FRN, 4.50%, 3/07/17.......................    2,060,000              1,224,423
                                                                                    ------------
PHILIPPINES 4.5%
National Power Corp., 144A, 7.625%, 11/15/00................    8,500,000              8,541,480
Philippine Long Distance Telephone Co.:
  10.625%, 6/02/04..........................................    5,500,000              5,402,557
  9.25%, 6/30/06............................................    4,980,000              4,407,300
Subic Power Corp., 144A, 9.50%, 12/28/08....................    6,275,235              5,302,573
                                                                                    ------------
                                                                                      23,653,910
                                                                                    ------------
POLAND 1.3%
Poland Communications Inc., 9.875%, 11/01/03................    7,790,000              6,816,250
                                                                                    ------------
RUSSIA 2.2%
Minfin of Russia:
  144A, 10.00%, 6/26/07.....................................   20,050,000              5,238,063
  Reg S, 10.00%, 6/26/07....................................   20,615,000              5,385,669
Russia Federation, 6.625%, 12/15/15.........................    6,342,340                658,018
                                                                                    ------------
                                                                                      11,281,750
                                                                                    ------------

                                                                              11

PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                               PRINCIPAL
                                                                AMOUNT*                VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
TRINIDAD AND TOBAGO 1.1%
Sei Holdings IX Inc.:
  11.00%, 11/30/00..........................................  $   380,000           $    387,600
  144A, 11.00%, 11/30/00....................................    5,210,000              5,314,200
                                                                                    ------------
                                                                                       5,701,800
                                                                                    ------------
TURKEY 8.4%
Cellco Finance NV:
  144A, 15.00%, 8/01/05.....................................    9,450,000              9,007,031
  Reg S, 15.00%, 8/01/05....................................    1,000,000                953,125
Pera Financial Services:
  144A, 9.375%, 10/15/02....................................    8,950,000              7,126,438
  Reg S, 9.375%, 10/15/02...................................    1,100,000                875,875
Republic of Turkey:
  144A, 10.00%, 9/19/97.....................................   17,450,000             15,792,250
  144A, 9.875%, 2/23/05.....................................    7,450,000              6,762,536
  Reg S, 9.875%, 2/23/05....................................    3,600,000              3,267,803
                                                                                    ------------
                                                                                      43,785,058
                                                                                    ------------
UNITED STATES 4.9%
U.S. Treasury Bond, 5.25%, 11/15/28.........................   26,800,000             25,376,247
                                                                                    ------------
VENEZUELA 8.0%
Republic of Venezuela:
  144A, 9.125%, 6/18/07.....................................    7,200,000              5,346,000
  Reg S, 9.125%, 6/18/07....................................    9,700,000              7,202,250
  9.25%, 9/15/27............................................   51,184,000             29,158,885
                                                                                    ------------
                                                                                      41,707,135
                                                                                    ------------
TOTAL LONG TERM SECURITIES (COST $630,971,499)..............                         501,704,583
                                                                                    ------------
SHORT TERM INVESTMENT (COST $9,935,000) 1.9%
Den Danske Bank, 4.813%, 3/01/99, Time Deposit..............    9,935,000              9,935,000
                                                                                    ------------
TOTAL INVESTMENTS (COST $640,906,499) 98.1%.................                         511,639,583
OTHER ASSETS, LESS LIABILITIES 1.9%.........................                           9,878,850
                                                                                    ------------
TOTAL NET ASSETS 100.0%.....................................                        $521,518,433
                                                                                    ============

CURRENCY ABBREVIATIONS:

ARS  -- Argentina Peso


*Securities denominated in U.S. dollars unless otherwise indicated.
                       See Notes to Financial Statements.
 12

PAGE



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $640,906,499)....    $ 511,639,583
 Cash.......................................................              978
 Dividends and interest receivable..........................       16,378,852
                                                                -------------
      Total assets..........................................      528,019,413
                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased...........................        5,831,339
  To affiliates.............................................          402,224
  Accrued expenses..........................................          267,417
                                                                -------------
      Total liabilities.....................................        6,500,980
                                                                -------------
Net assets, at value........................................    $ 521,518,433
                                                                -------------
                                                                -------------
Net assets consist of:
 Undistributed net investment income........................    $   8,281,541
 Net unrealized depreciation................................     (129,266,905)
 Accumulated net realized loss..............................      (22,435,170)
 Beneficial shares..........................................      664,938,967
                                                                -------------
Net assets, at value........................................    $ 521,518,433
                                                                ============
Net asset value per share ($521,518,433 / 47,605,757 shares
  outstanding)..............................................           $10.95
                                                                ============

                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

Interest Income (net of foreign taxes of $1,392)............                       $ 32,345,459
Expenses:
 Management fees (Note 3)...................................    $  2,162,095
 Administrative fees (Note 3)...............................         381,546
 Transfer agent fees........................................         266,000
 Custodian fees.............................................          21,000
 Reports to shareholders....................................          78,700
 Registration and filing fees...............................          44,500
 Professional fees..........................................          29,300
 Directors' fees and expenses...............................          15,000
 Amortization of organization costs.........................             722
 Other......................................................           4,907
                                                                ------------
      Total expenses........................................                          3,003,770
                                                                                   ------------
            Net investment income...........................                         29,341,689
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     (16,856,229)
  Foreign currency transactions.............................           1,772
                                                                ------------
      Net realized loss.....................................                        (16,854,457)
 Net unrealized appreciation on:
  Investments...............................................      88,217,394
  Translation of assets and liabilities denominated in
    foreign currencies......................................              24
                                                                ------------
      Net unrealized appreciation...........................                         88,217,418
                                                                                   ------------
Net realized and unrealized gain............................                         71,362,961
                                                                                   ------------
Net increase in net assets resulting from operations........                       $100,704,650
                                                                                   ============

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 1999         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1998
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $ 29,341,689           $  57,861,246
  Net realized gain (loss) from investments and foreign
    currency transactions...................................       (16,854,457)             13,595,331
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................        88,217,418            (244,307,590)
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................       100,704,650            (172,851,013)
 Distributions to shareholders from net investment income...       (29,515,569)            (59,031,139)
                                                                ---------------------------------------
    Net increase (decrease) in net assets...................        71,189,081            (231,882,152)
Net assets:
 Beginning of period........................................       450,329,352             682,211,504
                                                                ---------------------------------------
 End of period..............................................      $521,518,433           $ 450,329,352
                                                                =======================================
Undistributed net investment income:
 End of period..............................................      $  8,281,541           $   8,455,421
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

 16

PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL SHARES

At February 28, 1999, there were 100,000,000 shares authorized ($.01 par value). During the period ended February 28, 1999 and the year ended August 31, 1998, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI of 0.85% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund's average daily net assets. The Fund pays monthly a transfer agent fee to Paine Webber Group Inc. equal, on an annual basis to 0.10% of the average daily assets of the Fund.

4. INCOME TAXES

At February 28, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $647,973,313 was as follows:

Unrealized appreciation.....................................    $   1,329,704
Unrealized depreciation.....................................     (137,663,434)
                                                                -------------
Net unrealized depreciation.................................    $(136,333,730)
                                                                =============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

                                                                              17

PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 1999 aggregated $146,402,562 and $135,972,346, respectively.

 18

PAGE



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Annual Meeting of Shareholders, February 16, 1999

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on February 16, 1999. The purpose of the meeting was to elect six Directors of the Fund; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending August 31, 1999; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday and Constantine D. Tseretopoulos.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of six (6) Directors:

                                                                                 % OF                            % OF
                                                                              OUTSTANDING                     OUTSTANDING
                    TERM EXPIRING 2001:                          FOR            SHARES         WITHHELD         SHARES
-------------------------------------------------------------------------------------------------------------------------
Frank J. Crothers...........................................  42,147,197        88.53%           863,226         1.82%
TERM EXPIRING 2002:
--------------
Harris J. Ashton............................................  42,175,700        88.59%           834,723         1.76%
Nicholas F. Brady...........................................  42,192,241        88.63%           818,182         1.72%
S. Joseph Fortunato.........................................  42,159,453        88.56%           850,970         1.79%
Edith E. Holiday............................................  42,162,604        88.57%           847,819         1.78%
Constantine D. Tseretopoulos................................  42,111,515        88.46%           898,908         1.89%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors of the Fund for the fiscal year ending August 31, 1999:

               % OF                    % OF                    % OF                      % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
-------------------------------------------------------------------------------------------------
42,190,084    88.62%      379,542      0.80%      440,797      0.93%         --           --

*Harmon E. Burns, John Wm. Galbraith, Andrew H. Hines, Jr., Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              19

PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 20

PAGE


SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers. For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              21

PAGE

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PAGE

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PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government
 Securities Fund
Franklin Federal Money Fund
Franklin Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
California**
Colorado
Connecticut
Florida**
Georgia
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan+
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           01/99

PAGE


SEMIANNUAL REPORT

TEMPLETON EMERGING MARKETS
INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTEI S99 04/99                             [LOGO]     Printed on recycled paper